Global Atlantic Portfolios

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class I, II and III shares

Supplement dated November 17, 2025

to the Summary Prospectus

dated May 1, 2025 (the “Summary Prospectus”)

Effective July 29, 2025, Ashish Shah no longer serves as a portfolio manager for the Portfolio. Accordingly, effective immediately, all references to Mr. Shah in the Summary Prospectus are deleted in their entirety.

This Supplement and the Summary Prospectus, Prospectus and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

FVIT-1087_111725